Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of Second Quarter 2025

(Unaudited) (1)

	Actual Results	Actual Results	Guidance for
Dollars in thousands, except per share and unit	2Q 2025	YTD 2025	3Q 2025	Full-Year 2025

GAAP Metrics
Net income/(loss) attributable to UDR, Inc.	$37,673	$114,393	--	--
Net income/(loss) attributable to common stockholders	$36,462	$111,976	--	--
Income/(loss) per weighted average common share, diluted	$0.11	$0.34	$0.11 to $0.13	$0.53 to $0.59

Per Share Metrics
FFO per common share and unit, diluted	$0.61	$1.19	$0.61 to $0.63	$2.42 to $2.48
FFO as Adjusted per common share and unit, diluted	$0.64	$1.25	$0.62 to $0.64	$2.49 to $2.55
Dividend declared per share and unit	$0.43	$0.86	$0.43	$1.72 (2)

Same-Store Operating Metrics
Revenue growth/(decline) (Straight-line basis)	2.5%	2.5%	--	1.75% to 3.25%
Expense growth	1.7%	2.4%	--	2.50% to 3.50%
NOI growth/(decline) (Straight-line basis)	2.9%	2.6%	--	1.50% to 3.00%
Physical Occupancy	96.9%	97.1%	--	--

Property Metrics	Homes	Communities	% of Total NOI
Same-Store	54,915	165	92.6%
Stabilized, Non-Mature	415	2	0.7%
Acquired Communities	478	1	0.2%
Non-Residential / Other	N/A	N/A	1.4%
Joint Venture (3)	4,427	18	5.1%
Total completed homes	60,235	186	100.0%
Under Development	300	1	-
Total Quarter-end homes (3)(4)	60,535	187	100.0%

Balance Sheet Metrics (adjusted for non-recurring items)	2Q 2025	2Q 2024
Consolidated Interest Coverage Ratio	5.2x	5.1x
Consolidated Fixed Charge Coverage Ratio	5.1x	5.0x
Consolidated Debt as a percentage of Total Assets	32.4%	32.7%
Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items	5.5x	5.7x

(1)	See Attachment 14 for definitions, other terms and reconciliations.
(2)	Annualized for 2025.
(3)	Joint venture NOI is based on UDR's share. Homes and communities at 100%.
(4)	Excludes homes that are part of the Debt and Preferred Equity Program as described in Attachment 10.

Attachment 1

Consolidated Statements of Operations

(Unaudited) (1)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands, except per share amounts	2025	2024	2025	2024

REVENUES:
Rental income	$423,001	$413,328	$842,837	$824,997
Joint venture management and other fees	2,398	1,992	4,510	3,957
Total revenues	425,399	415,320	847,347	828,954

OPERATING EXPENSES:
Property operating and maintenance	75,613	70,443	151,603	143,921
Real estate taxes and insurance	57,008	58,884	115,753	117,679
Property management	13,747	13,433	27,392	26,812
Other operating expenses	7,753	7,593	15,812	14,421
Real estate depreciation and amortization	163,191	170,488	324,585	340,346
General and administrative	19,929	20,136	39,424	37,946
Casualty-related charges/(recoveries), net	3,382	998	6,679	7,276
Other depreciation and amortization	7,387	4,679	14,454	8,995
Total operating expenses	348,010	346,654	695,702	697,396

Gain/(loss) on sale of real estate owned	-	-	47,939	16,867
Operating income	77,389	68,666	199,584	148,425

Income/(loss) from unconsolidated entities	3,629	4,046	9,443	13,131
Interest expense	(48,665)	(47,811)	(96,366)	(95,873)
Interest income and other income/(expense), net	8,134	6,498	10,055	12,363

Income/(loss) before income taxes	40,487	31,399	122,716	78,046
Tax (provision)/benefit, net	(258)	(386)	(416)	(723)

Net Income/(loss)	40,229	31,013	122,300	77,323
Net (income)/loss attributable to redeemable noncontrolling interests in the OP and DownREIT Partnership	(2,545)	(2,013)	(7,884)	(5,162)
Net (income)/loss attributable to noncontrolling interests	(11)	(117)	(23)	(129)

Net income/(loss) attributable to UDR, Inc.	37,673	28,883	114,393	72,032
Distributions to preferred stockholders - Series E (Convertible)	(1,211)	(1,210)	(2,417)	(2,441)

Net income/(loss) attributable to common stockholders	$36,462	$27,673	$111,976	$69,591

Income/(loss) per weighted average common share - basic:	$0.11	$0.08	$0.34	$0.21
Income/(loss) per weighted average common share - diluted:	$0.11	$0.08	$0.34	$0.21

Common distributions declared per share	$0.43	$0.425	$0.86	$0.850

Weighted average number of common shares outstanding - basic	330,778	329,056	330,703	328,940
Weighted average number of common shares outstanding - diluted	331,715	329,572	331,717	329,334

(1)	See Attachment 14 for definitions and other terms.

Attachment 2

Funds From Operations

(Unaudited) (1)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
In thousands, except per share and unit amounts	2025	2024	2025	2024

Net income/(loss) attributable to common stockholders	$36,462	$27,673	$111,976	$69,591

Real estate depreciation and amortization	163,191	170,488	324,585	340,346
Noncontrolling interests	2,556	2,130	7,907	5,291
Real estate depreciation and amortization on unconsolidated joint ventures	13,458	14,228	26,224	28,382
Net (gain)/loss on consolidation	(286)	-	(286)	-
Net (gain)/loss on the sale of depreciable real estate owned, net of tax	-	-	(47,939)	(16,867)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$215,381	$214,519	$422,467	$426,743

Distributions to preferred stockholders - Series E (Convertible) (2)	1,211	1,210	2,417	2,441

FFO attributable to common stockholders and unitholders, diluted	$216,592	$215,729	$424,884	$429,184

FFO per weighted average common share and unit, basic	$0.61	$0.61	$1.19	$1.21
FFO per weighted average common share and unit, diluted	$0.61	$0.60	$1.19	$1.20

Weighted average number of common shares and OP/DownREIT Units outstanding, basic	353,617	353,380	353,572	353,311
Weighted average number of common shares, OP/DownREIT Units, and common stock
equivalents outstanding, diluted	357,370	356,747	357,402	356,584

Impact of adjustments to FFO:
Legal and other costs	$3,358	$2,914	$7,163	$5,444
Realized and unrealized (gain)/loss on real estate technology investments, net of tax	220	372	431	(4,616)
Severance costs	1,024	1,111	1,523	1,532
Software transition related costs	2,967	-	5,934	-
Casualty-related charges/(recoveries)	3,382	998	6,679	7,276
Total impact of adjustments to FFO	$10,951	$5,395	$21,730	$9,636

FFO as Adjusted attributable to common stockholders and unitholders, diluted	$227,543	$221,124	$446,614	$438,820

FFO as Adjusted per weighted average common share and unit, diluted	$0.64	$0.62	$1.25	$1.23

Recurring capital expenditures, inclusive of unconsolidated joint ventures	(29,201)	(26,290)	(47,606)	(43,598)
AFFO attributable to common stockholders and unitholders, diluted	$198,342	$194,834	$399,008	$395,222

AFFO per weighted average common share and unit, diluted	$0.56	$0.55	$1.12	$1.11

(1)	See Attachment 14 for definitions and other terms.
(2)	Series E cumulative convertible preferred shares are dilutive for purposes of calculating FFO per share for the three and six months ended June 30, 2025 and June 30, 2024. Consequently, distributions to Series E cumulative convertible preferred stockholders are added to FFO and the weighted average number of Series E cumulative convertible preferred shares are included in the denominator when calculating FFO per common share and unit, diluted.

Attachment 3

Consolidated Balance Sheets

(Unaudited) (1)

	June 30,	December 31,
In thousands, except share and per share amounts	2025	2024

ASSETS

Real estate owned:
Real estate held for investment	$16,270,190	$15,994,794
Less: accumulated depreciation	(7,157,371)	(6,836,920)
Real estate held for investment, net	9,112,819	9,157,874
Real estate under development
(net of accumulated depreciation of $0 and $0)	41,108	-
Real estate held for disposition
(net of accumulated depreciation of $0 and $64,106)	-	154,463
Total real estate owned, net of accumulated depreciation	9,153,927	9,312,337

Cash and cash equivalents	1,532	1,326
Restricted cash	33,577	34,101
Notes receivable, net	143,492	247,849
Investment in and advances to unconsolidated joint ventures, net (2)	879,781	917,483
Operating lease right-of-use assets	185,125	186,997
Other assets (2)	249,651	197,493
Total assets	$10,647,085	$10,897,586

LIABILITIES AND EQUITY

Liabilities:
Secured debt	$1,136,046	$1,139,331
Unsecured debt	4,639,537	4,687,634
Operating lease liabilities	180,433	182,275
Real estate taxes payable	42,507	46,403
Accrued interest payable	51,718	52,631
Security deposits and prepaid rent	51,698	61,592
Distributions payable	153,662	151,720
Accounts payable, accrued expenses, and other liabilities	108,353	115,105
Total liabilities	6,363,954	6,436,691

Redeemable noncontrolling interests in the OP and DownREIT Partnership	957,980	1,017,355

Equity:
Preferred stock, no par value; 50,000,000 shares authorized at June 30, 2025 and December 31, 2024:
2,600,678 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,600,678 shares at December 31, 2024)	43,192	43,192
10,272,196 shares of Series F outstanding (10,424,485 shares at December 31, 2024)	1	1
Common stock, $0.01 par value; 450,000,000 shares authorized at June 30, 2025 and December 31, 2024:
331,291,669 shares issued and outstanding (330,858,719 shares at December 31, 2024)	3,313	3,309
Additional paid-in capital	7,582,852	7,572,480
Distributions in excess of net income	(4,305,702)	(4,179,415)
Accumulated other comprehensive income/(loss), net	1,160	3,638
Total stockholders' equity	3,324,816	3,443,205
Noncontrolling interests	335	335
Total equity	3,325,151	3,443,540
Total liabilities and equity	$10,647,085	$10,897,586

(1)	See Attachment 14 for definitions and other terms.
(2)	As of June 30, 2025, UDR's residential accounts receivable balance, net of its reserve, was $5.3 million, including its share from unconsolidated joint ventures. The unreserved amount is based on probability of collection.

Attachment 4(A)

Selected Financial Information

(Unaudited) (1)

	June 30,	December 31,
Common Stock and Equivalents	2025	2024

Common shares	331,291,669	330,858,719
Restricted unit and common stock equivalents	379,044	1,043,568
Operating and DownREIT Partnership units	22,864,543	22,689,109
Series E cumulative convertible preferred shares (2)	2,815,608	2,815,608
Total common shares, OP/DownREIT units, and common stock equivalents	357,350,864	357,407,004

Weighted Average Number of Shares Outstanding	2Q 2025	2Q 2024

Weighted average number of common shares and OP/DownREIT units outstanding - basic	353,616,958	353,380,151
Weighted average number of OP/DownREIT units outstanding	(22,838,737)	(24,323,880)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	330,778,221	329,056,271

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	357,369,234	356,746,794
Weighted average number of OP/DownREIT units outstanding	(22,838,737)	(24,323,880)
Weighted average number of Series E cumulative convertible preferred shares outstanding	(2,815,608)	(2,851,268)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	331,714,889	329,571,646

	Year-to-Date 2025	Year-to-Date 2024

Weighted average number of common shares and OP/DownREIT units outstanding - basic	353,572,418	353,310,595
Weighted average number of OP/DownREIT units outstanding	(22,868,799)	(24,370,882)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	330,703,619	328,939,713

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	357,400,910	356,584,329
Weighted average number of OP/DownREIT units outstanding	(22,868,799)	(24,370,882)
Weighted average number of Series E cumulative convertible preferred shares outstanding	(2,815,608)	(2,879,795)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	331,716,503	329,333,652

(1)	See Attachment 14 for definitions and other terms.
(2)	At June 30, 2025 and December 31, 2024 there were 2,600,678 of Series E cumulative convertible preferred shares outstanding, which is equivalent to 2,815,608 shares of common stock if converted (after adjusting for the special dividend paid in 2008).

Attachment 4(B)

Selected Financial Information

June 30, 2025

(Unaudited) (1)

						Weighted	Weighted
						Average	Average Years
Debt Structure, In thousands			Balance		% of Total	Interest Rate	to Maturity (2)

Secured	Fixed		$1,112,566		19.2%	3.49%	3.5
	Floating		27,000		0.5%	3.02%	6.7
	Combined		1,139,566		19.7%	3.48%	3.6

Unsecured	Fixed		4,225,000	(3)	73.0%	3.08%	5.4
	Floating		425,215		7.3%	4.93%	0.7
	Combined		4,650,215		80.3%	3.25%	5.0

Total Debt	Fixed		5,337,566		92.2%	3.17%	5.0
	Floating		452,215		7.8%	4.81%	1.1
	Combined		5,789,781		100.0%	3.30%	4.7
	Total Non-Cash Adjustments (4)		(14,198)
	Total per Balance Sheet		$5,775,583			3.35%

Debt Maturities, In thousands
			Revolving Credit				Weighted
		Unsecured	Facilities & Comm.				Average
	Secured Debt (5)	Debt	Paper (2) (6) (7)		Balance	% of Total	Interest Rate

2025	$175,091	$-	$220,000		$395,091	6.8%	4.22%
2026	56,672	300,000	30,215		386,887	6.7%	3.18%
2027	6,939	650,000	-		656,939	11.3%	3.66%
2028	166,526	300,000	-		466,526	8.1%	3.72%
2029	315,811	300,000	-		615,811	10.6%	3.93%
2030	230,597	600,000	-		830,597	14.4%	3.34%
2031	160,930	600,000	-		760,930	13.1%	2.92%
2032	27,000	400,000	-		427,000	7.4%	2.16%
2033	-	650,000	-		650,000	11.2%	1.99%
2034	-	600,000	-		600,000	10.4%	4.04%
Thereafter	-	-	-		-	-	-
	1,139,566	4,400,000	250,215		5,789,781	100.0%	3.30%
Total Non-Cash Adjustments (4)	(3,520)	(10,678)	-		(14,198)
Total per Balance Sheet	$1,136,046	$4,389,322	$250,215		$5,775,583		3.35%

(1)	See Attachment 14 for definitions and other terms.
(2)	The 2025 maturity reflects the $220.0 million of principal outstanding at an interest rate of 4.65%, the equivalent of SOFR plus a spread of 33.0 basis points, on the Company’s unsecured commercial paper program as of June 30, 2025. Under the terms of the program the Company may issue up to a maximum aggregate amount outstanding of $700.0 million. If the commercial paper was refinanced using the line of credit, the weighted average years to maturity would be 4.9 years with extensions and 4.8 years without extensions.
(3)	Includes amounts on our $350.0 million unsecured Term Loan that have been swapped to fixed. The amounts swapped to fixed are $175.0 million at a weighted average rate of 1.43% that expired in July 2025. The amounts that have not been swapped to fixed carry an interest rate of adjusted SOFR plus 83.0 basis points. The $350.0 million Term Loan has a maturity date of January 2027 plus a one-year extension option.
(4)	Includes the unamortized balance of fair market value adjustments, premiums/discounts and deferred financing costs.
(5)	Includes principal amortization, as applicable.
(6)	There were no borrowings outstanding on our $1.3 billion line of credit at June 30, 2025. The facility has a maturity date of August 2028, plus two six-month extension options and currently carries an interest rate equal to adjusted SOFR plus 77.5 basis points.
(7)	There was $30.2 million outstanding on our $75.0 million working capital credit facility at June 30, 2025. The facility has a maturity date of January 2026. The working capital credit facility currently carries an interest rate equal to adjusted SOFR plus 77.5 basis points.

Attachment 4(C)

Selected Financial Information

(Dollars in Thousands)

(Unaudited) (1)

					Quarter Ended
Coverage Ratios					June 30, 2025
Net income/(loss)					$40,229
Adjustments:
Interest expense, including debt extinguishment and other associated costs					48,665
Real estate depreciation and amortization					163,191
Other depreciation and amortization					7,387
Tax provision/(benefit), net					258
Net (gain)/loss on consolidation					(286)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					18,046
EBITDAre					$277,490

Casualty-related charges/(recoveries), net					3,382
Legal and other costs					3,358
Realized and unrealized (gain)/loss on real estate technology investments					62
Severance costs					1,024
(Income)/loss from unconsolidated entities					(3,629)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					(18,046)
Management fee expense on unconsolidated joint ventures					(880)
Consolidated EBITDAre - adjusted for non-recurring items					$262,761

Annualized consolidated EBITDAre - adjusted for non-recurring items					$1,051,044

Interest expense, including debt extinguishment and other associated costs					48,665
Capitalized interest expense					2,068
Total interest					$50,733

Preferred dividends					$1,211

Total debt					$5,775,583
Cash					(1,532)
Net debt					$5,774,051

Consolidated Interest Coverage Ratio - adjusted for non-recurring items					5.2x

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items					5.1x

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items					5.5x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)			Required	Actual	Compliance

Maximum Leverage Ratio			≤60.0%	31.0% (2)	Yes
Minimum Fixed Charge Coverage Ratio			≥1.5x	4.8x	Yes
Maximum Secured Debt Ratio			≤40.0%	9.7%	Yes
Minimum Unencumbered Pool Leverage Ratio			≥150.0%	378.8%	Yes

Senior Unsecured Note Covenants (3)			Required	Actual	Compliance

Debt as a percentage of Total Assets			≤65.0%	32.5% (3)	Yes
Consolidated Income Available for Debt Service to Annual Service Charge			≥1.5x	5.7x	Yes
Secured Debt as a percentage of Total Assets			≤40.0%	6.4%	Yes
Total Unencumbered Assets to Unsecured Debt			≥150.0%	320.0%	Yes

Securities Ratings			Debt	Outlook	Commercial Paper

Moody's Investors Service			Baa1	Stable	P-2
S&P Global Ratings			BBB+	Stable	A-2

				Gross	% of
	Number of	2Q 2025 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value

Unencumbered assets	46,868	$252,874	87.1%	$14,264,633	87.5%
Encumbered assets	8,940	37,506	12.9%	2,046,665	12.5%
	55,808	$290,380	100.0%	$16,311,298	100.0%

(1)	See Attachment 14 for definitions and other terms.
(2)	As defined in our credit agreement dated September 15, 2021, as amended.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

Operating Information

(Unaudited) (1)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Revenues
Same-Store Communities	54,915	$410,518	$408,503	$406,482	$404,241	$400,515
Stabilized, Non-Mature Communities	415	3,613	3,232	2,606	1,858	821
Acquired Communities	478	1,056	-	-	-	-
Non-Residential / Other	-	7,814	7,659	7,164	7,776	7,866
Total	55,808	$423,001	$419,394	$416,252	$413,875	$409,202

Expenses
Same-Store Communities		$127,163	$129,940	$125,879	$127,871	$125,043
Stabilized, Non-Mature Communities		1,423	1,529	1,114	1,083	856
Acquired Communities		511	-	-	-	-
Non-Residential / Other		3,524	3,072	1,435	3,522	2,322
Total (2)		$132,621	$134,541	$128,428	$132,476	$128,221

Net Operating Income
Same-Store Communities		$283,355	$278,563	$280,603	$276,370	$275,472
Stabilized, Non-Mature Communities		2,190	1,703	1,492	775	(35)
Acquired Communities		545	-	-	-	-
Non-Residential / Other		4,290	4,587	5,729	4,254	5,544
Total		$290,380	$284,853	$287,824	$281,399	$280,981

Operating Margin
Same-Store Communities		69.0%	68.2%	69.0%	68.4%	68.8%

Weighted Average Physical Occupancy
Same-Store Communities		96.9%	97.2%	96.8%	96.3%	96.8%
Stabilized, Non-Mature Communities		94.5%	85.1%	67.1%	48.9%	26.9%
Acquired Communities		84.8%	-	-	-	-
Other (3)		-	-	97.6%	98.2%	98.4%
Total		96.7%	97.2%	96.6%	95.9%	96.4%

Sold and Held for Disposition Communities
Revenues	-	$-	$442	$4,188	$4,213	$4,126
Expenses (2)		-	194	1,008	1,190	1,106
Net Operating Income/(Loss)		$-	$248	$3,180	$3,023	$3,020

Total	55,808	$290,380	$285,101	$291,004	$284,422	$284,001

(1)	See Attachment 14 for definitions and other terms.
(2)	The summation of Total expenses and Sold and Held for Disposition Communities expenses above agrees to the summation of property operating and maintenance and real estate taxes and insurance expenses on Attachment 1.
(3)	Includes occupancy of Sold and Held for Disposition Communities.

Attachment 6

Same-Store Operating Expense Information

(Dollars in Thousands)

(Unaudited) (1)

	% of 2Q 2025
	SS Operating
Year-Over-Year Comparison	Expenses	2Q 2025	2Q 2024	% Change

Personnel	14.9%	$18,902	$17,685	6.9%
Utilities	14.1%	17,867	17,024	4.9%
Repair and maintenance	20.4%	26,008	24,273	7.1%
Administrative and marketing	7.9%	10,006	8,974	11.5%
Controllable expenses	57.3%	72,783	67,956	7.1%

Real estate taxes	38.5%	$49,071	$50,871	-3.5%
Insurance	4.2%	5,309	6,216	-14.6%
Same-Store operating expenses	100.0%	$127,163	$125,043	1.7%

Same-Store Homes	54,915

	% of 2Q 2025
	SS Operating
Sequential Comparison	Expenses	2Q 2025	1Q 2025	% Change

Personnel	14.9%	$18,902	$19,539	-3.3%
Utilities	14.1%	17,867	19,217	-7.0%
Repair and maintenance	20.4%	26,008	24,934	4.3%
Administrative and marketing	7.9%	10,006	9,698	3.2%
Controllable expenses	57.3%	72,783	73,388	-0.8%

Real estate taxes	38.5%	$49,071	$51,347	-4.4%
Insurance	4.2%	5,309	5,205	2.0%
Same-Store operating expenses	100.0%	$127,163	$129,940	-2.1%

Same-Store Homes	54,915

	% of YTD 2025
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2025	YTD 2024	% Change

Personnel	14.9%	$37,907	$36,066	5.1%
Utilities	14.3%	36,614	34,942	4.8%
Repair and maintenance	19.7%	50,355	48,513	3.8%
Administrative and marketing	7.6%	19,306	17,096	12.9%
Controllable expenses	56.5%	144,182	136,617	5.5%

Real estate taxes	39.3%	$100,406	$100,398	0.0%
Insurance	4.2%	10,610	12,217	-13.2%
Same-Store operating expenses	100.0%	$255,198	$249,232	2.4%

Same-Store Homes	54,442

(1)	See Attachment 14 for definitions and other terms.

Attachment 7(A)

Apartment Home Breakout

Portfolio Overview as of Quarter Ended

June 30, 2025

(Unaudited) (1)

				Unconsolidated		Revenue Per
			Total	Joint Venture	Total	Occupied
	Same-Store	Non-Mature	Consolidated	Operating	Homes	Home
	Homes	Homes (2)	Homes	Homes (3)	(incl. JV) (3)	(Incl. JV at Share)(4)
West Region
Orange County, CA	4,305	-	4,305	701	5,006	$3,161
San Francisco, CA	3,317	-	3,317	602	3,919	3,647
Seattle, WA	2,702	-	2,702	284	2,986	2,947
Monterey Peninsula, CA	1,567	-	1,567	-	1,567	2,377
Los Angeles, CA	1,225	-	1,225	340	1,565	3,424
	13,116	-	13,116	1,927	15,043

Mid-Atlantic Region
Metropolitan DC	9,119	-	9,119	360	9,479	2,474
Baltimore, MD	2,219	-	2,219	-	2,219	2,010
Richmond, VA	1,359	-	1,359	-	1,359	1,939
	12,697	-	12,697	360	13,057

Northeast Region
Boston, MA	4,667	-	4,667	876	5,543	3,281
New York, NY	1,945	-	1,945	710	2,655	5,184
Philadelphia, PA	1,172	478	1,650	290	1,940	2,455
	7,784	478	8,262	1,876	10,138

Southeast Region
Tampa, FL	3,877	330	4,207	-	4,207	2,227
Orlando, FL	3,493	-	3,493	-	3,493	1,922
Nashville, TN	2,261	-	2,261	-	2,261	1,740
	9,631	330	9,961	-	9,961

Southwest Region
Dallas, TX	7,364	85	7,449	-	7,449	1,798
Austin, TX	1,880	-	1,880	-	1,880	1,805
	9,244	85	9,329	-	9,329

Other Markets (5)	2,443	-	2,443	264	2,707	2,636

Totals	54,915	893	55,808	4,427	60,235	$2,614

Communities (6)	165	3	168	18	186

		Homes	Communities
Total completed homes		60,235	186
Under Development (7)		300	1

Total Quarter-end homes and communities		60,535	187

(1)	See Attachment 14 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature, Acquired, Development, Redevelopment and Non-Residential/Other Communities categories on Attachment 5. Excludes development homes not yet completed and Sold and Held for Disposition Communities.
(3)	Represents joint venture operating homes at 100 percent. Excludes joint venture held for disposition communities. See Attachment 10 for UDR's joint venture and partnership ownership interests.
(4)	Represents joint ventures at UDR's ownership interests. Excludes joint venture held for disposition communities. See Attachment 10 for UDR's joint venture and partnership ownership interests.
(5)	Other Markets include Denver (510 homes), Palm Beach (636 homes), Inland Empire (658 homes), San Diego (163 wholly owned, 264 JV homes) and Portland (476 homes).
(6)	Represents communities where 100 percent of all development homes have been completed.
(7)	See Attachment 9 for UDR’s developments and ownership interests.

Attachment 7(B)

Non-Mature Home Summary and Net Operating Income by Market

June 30, 2025

(Unaudited) (1)

Non-Mature Home Breakout - By Date

Community	Category	# of Homes	Market	Same-Store Quarter (2)

Villas at Fiori	Stabilized, Non-Mature	85	Dallas, TX	2Q26

101 N. Meridian	Stabilized, Non-Mature	330	Tampa, FL	3Q26

Broadridge	Acquired	478	Philadelphia, PA	4Q27

Total		893

Net Operating Income Breakout By Market

	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total
West Region			Southeast Region
Orange County, CA	10.8%	11.0%	Tampa, FL	5.7%	5.8%
San Francisco, CA	8.9%	9.1%	Orlando, FL	4.7%	4.3%
Seattle, WA	6.1%	6.3%	Nashville, TN	2.8%	2.6%
Monterey Peninsula, CA	2.8%	2.6%		13.2%	12.7%
Los Angeles, CA	2.8%	3.0%	Southwest Region
	31.4%	32.0%	Dallas, TX	8.6%	8.2%
Mid-Atlantic Region			Austin, TX	2.0%	1.9%
Metropolitan DC	15.9%	15.2%		10.6%	10.1%
Baltimore, MD	3.0%	2.8%
Richmond, VA	2.1%	1.9%	Other Markets (3)	4.7%	4.7%
	21.0%	19.9%
Northeast Region
Boston, MA	11.3%	11.4%
New York, NY	5.7%	6.6%
Philadelphia, PA	2.1%	2.6%
	19.1%	20.6%	Total	100.0%	100.0%

(1)	See Attachment 14 for definitions and other terms.
(2)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.
(3)	See Attachment 7(A), footnote 5 for details regarding location of the Other Markets.

Attachment 8(A)

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

June 30, 2025

(Unaudited) (1)

		% of Same-	Same-Store
	Total	Store Portfolio
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	2Q 2025 NOI	2Q 25	2Q 24	Change	2Q 25	2Q 24	Change

West Region
Orange County, CA	4,305	10.8%	97.0%	96.8%	0.2%	$3,166	$3,081	2.8%
San Francisco, CA	3,317	8.9%	97.5%	96.2%	1.3%	3,545	3,449	2.8%
Seattle, WA	2,702	6.1%	96.8%	97.0%	-0.2%	2,956	2,853	3.6%
Monterey Peninsula, CA	1,567	2.8%	96.3%	95.4%	0.9%	2,377	2,393	-0.7%
Los Angeles, CA	1,225	2.8%	96.0%	96.2%	-0.2%	3,250	3,150	3.2%
	13,116	31.4%	96.9%	96.5%	0.4%	3,133	3,052	2.7%

Mid-Atlantic Region
Metropolitan DC	9,119	15.9%	97.0%	97.3%	-0.3%	2,482	2,359	5.2%
Baltimore, MD	2,219	3.0%	96.7%	96.4%	0.3%	2,010	1,944	3.4%
Richmond, VA	1,359	2.1%	96.9%	96.6%	0.3%	1,939	1,870	3.7%
	12,697	21.0%	97.0%	97.1%	-0.1%	2,339	2,235	4.7%

Northeast Region
Boston, MA	4,667	11.3%	96.9%	97.0%	-0.1%	3,321	3,195	3.9%
New York, NY	1,945	5.7%	97.9%	97.5%	0.4%	5,116	4,921	4.0%
Philadelphia, PA	1,172	2.1%	97.0%	96.7%	0.3%	2,551	2,562	-0.4%
	7,784	19.1%	97.2%	97.0%	0.2%	3,657	3,537	3.4%

Southeast Region
Tampa, FL	3,877	5.7%	96.6%	96.6%	0.0%	2,165	2,150	0.7%
Orlando, FL	3,493	4.7%	96.3%	96.7%	-0.4%	1,922	1,930	-0.4%
Nashville, TN	2,261	2.8%	96.2%	96.6%	-0.4%	1,740	1,762	-1.2%
	9,631	13.2%	96.4%	96.6%	-0.2%	1,977	1,979	-0.1%

Southwest Region
Dallas, TX	7,364	8.6%	97.0%	96.7%	0.3%	1,779	1,791	-0.7%
Austin, TX	1,880	2.0%	97.2%	96.7%	0.5%	1,805	1,856	-2.7%
	9,244	10.6%	97.0%	96.7%	0.3%	1,784	1,804	-1.1%

Other Markets	2,443	4.7%	96.4%	96.7%	-0.3%	2,621	2,579	1.6%

Total/Weighted Avg.	54,915	100.0%	96.9%	96.8%	0.1%	$2,572	$2,512	2.4%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(B)

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

June 30, 2025

(Unaudited) (1)

		Same-Store ($000s)

	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	2Q 25	2Q 24	Change	2Q 25	2Q 24	Change	2Q 25	2Q 24	Change

West Region
Orange County, CA	4,305	$39,659	$38,513	3.0%	$8,743	$8,158	7.2%	$30,916	$30,355	1.9%
San Francisco, CA	3,317	34,392	33,020	4.2%	9,268	10,498	-11.7%	25,124	22,522	11.6%
Seattle, WA	2,702	23,198	22,433	3.4%	5,987	6,215	-3.7%	17,211	16,218	6.1%
Monterey Peninsula, CA	1,567	10,761	10,730	0.3%	2,815	2,437	15.5%	7,946	8,293	-4.2%
Los Angeles, CA	1,225	11,465	11,138	2.9%	3,607	3,051	18.2%	7,858	8,087	-2.8%
	13,116	119,475	115,834	3.1%	30,420	30,359	0.2%	89,055	85,475	4.2%

Mid-Atlantic Region
Metropolitan DC	9,119	65,861	62,803	4.9%	20,700	20,129	2.8%	45,161	42,674	5.8%
Baltimore, MD	2,219	12,939	12,495	3.6%	4,451	4,272	4.2%	8,488	8,223	3.2%
Richmond, VA	1,359	7,661	7,364	4.0%	1,769	1,829	-3.3%	5,892	5,535	6.4%
	12,697	86,461	82,662	4.6%	26,920	26,230	2.6%	59,541	56,432	5.5%

Northeast Region
Boston, MA	4,667	45,050	43,394	3.8%	13,092	12,206	7.3%	31,958	31,188	2.5%
New York, NY	1,945	29,226	27,999	4.4%	13,103	12,454	5.2%	16,123	15,545	3.7%
Philadelphia, PA	1,172	8,699	8,710	-0.1%	2,847	2,860	-0.4%	5,852	5,850	0.0%
	7,784	82,975	80,103	3.6%	29,042	27,520	5.5%	53,933	52,583	2.6%

Southeast Region
Tampa, FL	3,877	24,328	24,154	0.7%	8,234	8,079	1.9%	16,094	16,075	0.1%
Orlando, FL	3,493	19,397	19,552	-0.8%	6,170	6,217	-0.8%	13,227	13,335	-0.8%
Nashville, TN	2,261	11,352	11,544	-1.7%	3,235	3,201	1.1%	8,117	8,343	-2.7%
	9,631	55,077	55,250	-0.3%	17,639	17,497	0.8%	37,438	37,753	-0.8%

Southwest Region
Dallas, TX	7,364	38,114	38,268	-0.4%	13,758	14,048	-2.1%	24,356	24,220	0.6%
Austin, TX	1,880	9,895	10,121	-2.2%	4,171	4,256	-2.0%	5,724	5,865	-2.4%
	9,244	48,009	48,389	-0.8%	17,929	18,304	-2.1%	30,080	30,085	0.0%

Other Markets	2,443	18,521	18,277	1.3%	5,213	5,133	1.6%	13,308	13,144	1.2%

Total	54,915	$410,518	$400,515	2.5%	$127,163	$125,043	1.7%	$283,355	$275,472	2.9%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(C)

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

June 30, 2025

(Unaudited) (1)

		Same-Store
	Total
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	2Q 25	1Q 25	Change	2Q 25	1Q 25	Change

West Region
Orange County, CA	4,305	97.0%	97.3%	-0.3%	$3,166	$3,127	1.2%
San Francisco, CA	3,317	97.5%	97.2%	0.3%	3,545	3,499	1.3%
Seattle, WA	2,702	96.8%	97.7%	-0.9%	2,956	2,923	1.1%
Monterey Peninsula, CA	1,567	96.3%	96.0%	0.3%	2,377	2,365	0.5%
Los Angeles, CA	1,225	96.0%	97.3%	-1.3%	3,250	3,268	-0.6%
	13,116	96.9%	97.2%	-0.3%	3,133	3,102	1.0%

Mid-Atlantic Region
Metropolitan DC	9,119	97.0%	97.7%	-0.7%	2,482	2,459	0.9%
Baltimore, MD	2,219	96.7%	97.3%	-0.6%	2,010	1,997	0.7%
Richmond, VA	1,359	96.9%	96.8%	0.1%	1,939	1,919	1.0%
	12,697	97.0%	97.5%	-0.5%	2,339	2,321	0.9%

Northeast Region
Boston, MA	4,667	96.9%	97.2%	-0.3%	3,321	3,296	0.8%
New York, NY	1,945	97.9%	98.0%	-0.1%	5,116	5,036	1.6%
Philadelphia, PA	1,172	97.0%	97.0%	0.0%	2,551	2,522	1.1%
	7,784	97.2%	97.3%	-0.1%	3,657	3,621	1.0%

Southeast Region
Tampa, FL	3,877	96.6%	97.3%	-0.7%	2,165	2,143	1.0%
Orlando, FL	3,493	96.3%	97.0%	-0.7%	1,922	1,911	0.6%
Nashville, TN	2,261	96.2%	96.6%	-0.4%	1,740	1,747	-0.4%
	9,631	96.4%	97.0%	-0.6%	1,977	1,966	0.6%

Southwest Region
Dallas, TX	7,364	97.0%	97.3%	-0.3%	1,779	1,769	0.6%
Austin, TX	1,880	97.2%	97.5%	-0.3%	1,805	1,807	-0.1%
	9,244	97.0%	97.3%	-0.3%	1,784	1,777	0.4%

Other Markets	2,443	96.4%	96.1%	0.3%	2,621	2,600	0.8%

Total/Weighted Avg.	54,915	96.9%	97.2%	-0.3%	$2,572	$2,550	0.9%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(D)

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

June 30, 2025

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	2Q 25	1Q 25	Change	2Q 25	1Q 25	Change	2Q 25	1Q 25	Change

West Region
Orange County, CA	4,305	$39,659	$39,291	0.9%	$8,743	$9,195	-4.9%	$30,916	$30,096	2.7%
San Francisco, CA	3,317	34,392	33,836	1.6%	9,268	10,648	-13.0%	25,124	23,188	8.3%
Seattle, WA	2,702	23,198	23,152	0.2%	5,987	5,882	1.8%	17,211	17,270	-0.3%
Monterey Peninsula, CA	1,567	10,761	10,674	0.8%	2,815	2,662	5.7%	7,946	8,012	-0.8%
Los Angeles, CA	1,225	11,465	11,685	-1.9%	3,607	3,409	5.8%	7,858	8,276	-5.0%
	13,116	119,475	118,638	0.7%	30,420	31,796	-4.3%	89,055	86,842	2.5%

Mid-Atlantic Region
Metropolitan DC	9,119	65,861	65,718	0.2%	20,700	20,915	-1.0%	45,161	44,803	0.8%
Baltimore, MD	2,219	12,939	12,932	0.1%	4,451	4,330	2.8%	8,488	8,602	-1.3%
Richmond, VA	1,359	7,661	7,572	1.2%	1,769	1,962	-9.9%	5,892	5,610	5.0%
	12,697	86,461	86,222	0.3%	26,920	27,207	-1.1%	59,541	59,015	0.9%

Northeast Region
Boston, MA	4,667	45,050	44,855	0.4%	13,092	13,537	-3.3%	31,958	31,318	2.0%
New York, NY	1,945	29,226	28,796	1.5%	13,103	13,285	-1.4%	16,123	15,511	3.9%
Philadelphia, PA	1,172	8,699	8,602	1.1%	2,847	2,974	-4.3%	5,852	5,628	4.0%
	7,784	82,975	82,253	0.9%	29,042	29,796	-2.5%	53,933	52,457	2.8%

Southeast Region
Tampa, FL	3,877	24,328	24,249	0.3%	8,234	8,200	0.4%	16,094	16,049	0.3%
Orlando, FL	3,493	19,397	19,423	-0.1%	6,170	6,061	1.8%	13,227	13,362	-1.0%
Nashville, TN	2,261	11,352	11,444	-0.8%	3,235	3,337	-3.0%	8,117	8,107	0.1%
	9,631	55,077	55,116	-0.1%	17,639	17,598	0.2%	37,438	37,518	-0.2%

Southwest Region
Dallas, TX	7,364	38,114	38,025	0.2%	13,758	14,128	-2.6%	24,356	23,897	1.9%
Austin, TX	1,880	9,895	9,937	-0.4%	4,171	4,218	-1.1%	5,724	5,719	0.1%
	9,244	48,009	47,962	0.1%	17,929	18,346	-2.3%	30,080	29,616	1.6%

Other Markets	2,443	18,521	18,312	1.1%	5,213	5,197	0.3%	13,308	13,115	1.5%

Total	54,915	$410,518	$408,503	0.5%	$127,163	$129,940	-2.1%	$283,355	$278,563	1.7%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(E)

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

June 30, 2025

(Unaudited) (1)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2025 NOI	YTD 25	YTD 24	Change	YTD 25	YTD 24	Change

West Region
Orange County, CA	4,305	11.0%	97.1%	96.8%	0.3%	$3,147	$3,071	2.5%
San Francisco, CA	3,144	8.3%	97.4%	96.7%	0.7%	3,591	3,475	3.3%
Seattle, WA	2,702	6.2%	97.2%	97.4%	-0.2%	2,940	2,837	3.6%
Monterey Peninsula, CA	1,567	2.8%	96.2%	95.8%	0.4%	2,371	2,378	-0.3%
Los Angeles, CA	1,225	2.9%	96.7%	96.5%	0.2%	3,258	3,176	2.6%
	12,943	31.2%	97.0%	96.8%	0.2%	3,129	3,047	2.7%

Mid-Atlantic Region
Metropolitan DC	8,819	15.6%	97.4%	97.5%	-0.1%	2,461	2,348	4.8%
Baltimore, MD	2,219	3.1%	97.0%	96.2%	0.8%	2,004	1,927	4.0%
Richmond, VA	1,359	2.1%	96.8%	96.8%	0.0%	1,929	1,860	3.7%
	12,397	20.8%	97.3%	97.2%	0.1%	2,321	2,220	4.6%

Northeast Region
Boston, MA	4,667	11.3%	97.0%	97.0%	0.0%	3,309	3,177	4.2%
New York, NY	1,945	5.7%	97.9%	97.8%	0.1%	5,077	4,895	3.7%
Philadelphia, PA	1,172	2.1%	97.0%	96.7%	0.3%	2,536	2,553	-0.7%
	7,784	19.1%	97.3%	97.2%	0.1%	3,638	3,516	3.5%

Southeast Region
Tampa, FL	3,877	5.8%	96.9%	96.7%	0.2%	2,155	2,140	0.7%
Orlando, FL	3,493	4.8%	96.6%	96.8%	-0.2%	1,917	1,922	-0.3%
Nashville, TN	2,261	2.9%	96.4%	96.6%	-0.2%	1,744	1,753	-0.5%
	9,631	13.5%	96.7%	96.7%	0.0%	1,973	1,970	0.1%

Southwest Region
Dallas, TX	7,364	8.7%	97.1%	96.6%	0.5%	1,774	1,787	-0.7%
Austin, TX	1,880	2.0%	97.4%	96.7%	0.7%	1,806	1,847	-2.2%
	9,244	10.7%	97.2%	96.6%	0.6%	1,781	1,799	-1.0%

Other Markets	2,443	4.7%	96.3%	97.0%	-0.7%	2,610	2,561	1.9%

Total/Weighted Avg.	54,442	100.0%	97.1%	96.9%	0.2%	$2,561	$2,502	2.4%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(F)

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

June 30, 2025

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 25	YTD 24	Change	YTD 25	YTD 24	Change	YTD 25	YTD 24	Change

West Region
Orange County, CA	4,305	$78,951	$76,789	2.8%	$17,938	$16,670	7.6%	$61,013	$60,119	1.5%
San Francisco, CA	3,144	65,951	63,380	4.1%	19,694	19,518	0.9%	46,257	43,862	5.5%
Seattle, WA	2,702	46,350	44,801	3.5%	11,869	12,431	-4.5%	34,481	32,370	6.5%
Monterey Peninsula, CA	1,567	21,435	21,422	0.1%	5,477	4,920	11.3%	15,958	16,502	-3.3%
Los Angeles, CA	1,225	23,149	22,530	2.8%	7,016	6,259	12.1%	16,133	16,271	-0.8%
	12,943	235,836	228,922	3.0%	61,994	59,798	3.7%	173,842	169,124	2.8%

Mid-Atlantic Region
Metropolitan DC	8,819	126,881	121,139	4.7%	39,930	38,533	3.6%	86,951	82,606	5.3%
Baltimore, MD	2,219	25,871	24,717	4.7%	8,782	8,301	5.8%	17,089	16,416	4.1%
Richmond, VA	1,359	15,233	14,683	3.7%	3,731	3,778	-1.3%	11,502	10,905	5.5%
	12,397	167,985	160,539	4.6%	52,443	50,612	3.6%	115,542	109,927	5.1%

Northeast Region
Boston, MA	4,667	89,905	86,292	4.2%	26,629	25,365	5.0%	63,276	60,927	3.9%
New York, NY	1,945	58,022	55,869	3.9%	26,388	25,402	3.9%	31,634	30,467	3.8%
Philadelphia, PA	1,172	17,301	17,362	-0.3%	5,822	5,699	2.2%	11,479	11,663	-1.6%
	7,784	165,228	159,523	3.6%	58,839	56,466	4.2%	106,389	103,057	3.2%

Southeast Region
Tampa, FL	3,877	48,577	48,135	0.9%	16,434	16,203	1.4%	32,143	31,932	0.7%
Orlando, FL	3,493	38,821	38,999	-0.5%	12,231	12,410	-1.4%	26,590	26,589	0.0%
Nashville, TN	2,261	22,796	22,967	-0.7%	6,573	6,495	1.2%	16,223	16,472	-1.5%
	9,631	110,194	110,101	0.1%	35,238	35,108	0.4%	74,956	74,993	0.0%

Southwest Region
Dallas, TX	7,364	76,139	76,278	-0.2%	27,886	28,646	-2.7%	48,253	47,632	1.3%
Austin, TX	1,880	19,832	20,149	-1.6%	8,389	8,211	2.2%	11,443	11,938	-4.1%
	9,244	95,971	96,427	-0.5%	36,275	36,857	-1.6%	59,696	59,570	0.2%

Other Markets	2,443	36,833	36,396	1.2%	10,409	10,391	0.2%	26,424	26,005	1.6%

Total	54,442	$812,047	$791,908	2.5%	$255,198	$249,232	2.4%	$556,849	$542,676	2.6%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(G)

Same-Store Operating Information By Major Market

June 30, 2025

(Unaudited) (1)

	Effective Blended Lease Rate Growth	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover
	2Q 2025	2Q 2025	2Q 2025	2Q 2025	2Q 2024	YTD 2025	YTD 2024

West Region	4.2%	4.4%	4.0%	39.1%	44.2%	35.0%	39.2%

Mid-Atlantic Region	3.6%	0.2%	6.6%	40.9%	43.9%	35.3%	37.8%

Northeast Region	4.3%	2.3%	5.7%	44.1%	45.2%	35.0%	36.4%

Southeast Region	0.0%	-4.1%	4.5%	46.8%	51.1%	41.7%	46.4%

Southwest Region	-0.5%	-5.3%	4.4%	38.7%	45.8%	37.5%	42.9%

Other Markets	-1.1%	-5.1%	3.1%	45.2%	43.1%	39.8%	40.1%

Total/Weighted Avg.	2.8%	0.3%	5.0%	41.2%	45.4%	36.6%	40.1%

(1)	See Attachment 14 for definitions and other terms.

Attachment 9

Development and Land Summary

June 30, 2025

(Dollars in Thousands)

(Unaudited) (1)

Wholly-Owned
								Schedule		Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Initial
Community	Location	Homes	Homes	Date	Cost	per Home	Start	Occ.	Compl.	Leased	Occupied

Projects Under Construction

3099 Iowa	Riverside, CA	300	-	$41,108	$133,600	$445	1Q25	1Q27	2Q27	N/A	N/A

Total Under Construction		300	-	$41,108	$133,600	$445

Total - Wholly Owned		300	-	$41,108	$133,600	$445

NOI From Wholly-Owned Projects		2Q 25

Projects Under Construction		$-
Total		$-

Land Summary	Location	UDR Ownership Interest		Real Estate Cost Basis

Total Land (7 parcels)	Various	100%		$230,690

(1)	See Attachment 14 for definitions and other terms.

Attachment 10

Unconsolidated and Debt and Preferred Equity Program Summary

June 30, 2025

(Dollars in Thousands)

(Unaudited) (1)

Unconsolidated Joint Ventures and Partnerships

				Physical	Total Rev. per	Net Operating Income
	Own.	# of	# of	Occupancy	Occ. Home	UDR's Share
Portfolio Characteristics	Interest	Comm.	Homes	2Q 25	2Q 25	2Q 25	YTD 25

UDR / MetLife	50%	13	2,837	96.8%	$4,281	$11,002	$21,962
UDR / LaSalle	51%	5	1,590	96.7%	2,742	4,631	9,057

Total		18	4,427	96.7%	$3,723	$15,633	$31,019

	Gross Book Value			Weighted
	of JV Real	Total Project	UDR's Equity	Avg. Debt	Debt
Balance Sheet Characteristics	Estate Assets (2)	Debt (2)	Investment	Interest Rate	Maturities

UDR / MetLife	$1,745,370	$845,320	$204,812	3.93%	2027-2031
UDR / LaSalle	622,458	45,306	262,912	5.86%	2028

Total	$2,367,828	$890,626	$467,724	4.03%

Debt and Preferred Equity Program (3)(4)

				Contractual	Weighted Avg.
		UDR Investment		Return	Years to
Investment Classifications	# of Commitments	Commitment	Balance	Rate	Maturity

Non-Stabilized Communities - Preferred Equity	4	$96,547	$115,092	10.1%	1.0
Non-Stabilized Communities - Loans (5)	2	84,123	105,908	11.0%	1.5
Stabilized Communities - Preferred Equity (6)	7	250,099	262,600	9.2%	3.0

Total Debt and Preferred Equity Program	13	$430,769	$483,600	9.7%	2.3

	2Q 25

Income/(loss) from investments (5)(7)	$13,393

					Income/(Loss)
		UDR Investment (9)			from Investments
Other Unconsolidated Investments (8)		Commitment	Funded	Balance	2Q 25 (10)

Total Real Estate Technology and Sustainability Investments		$169,000	$128,404	$133,021	$(59)

(1)	See Attachment 14 for definitions and other terms.
(2)	Joint ventures and partnerships represented at 100%. Debt balances are presented net of deferred financing costs.
(3)	UDR's investments are reflected as investment in and advances to unconsolidated joint ventures or notes receivable, net on the Consolidated Balance Sheets and income/(loss) from unconsolidated entities or interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.
(4)	Investment commitment represents maximum loan principal or equity investment and therefore excludes accrued return. Investment balance includes amounts funded plus accrued and unpaid return prior to the period end as well as any non-cash impairment losses or loan reserves.
(5)	In May 2025, UDR acquired the developer’s equity interest in its joint venture that owns an apartment community located in Philadelphia, PA. In connection with the acquisition, the developer paid UDR $6.7 million, which consisted primarily of unpaid interest on its loan investment and reimbursement for certain costs previously advanced by UDR. As a result, the joint venture became wholly owned, and UDR began consolidating the community. The consolidation of the community resulted in UDR recording $3.9 million in previously unaccrued interest and a $0.3 million gain on consolidation.
(6)	During the quarter, UDR received full repayment of its approximately $54.8 million preferred equity investment, inclusive of accrued return, in a stabilized community located in New York, NY, upon the recapitalization of the joint venture.
(7)	When excluding UDR's share of recorded real estate depreciation and amortization on debt and preferred equity investments for the three months ended June 30, 2025, the amount is approximately $14.9 million.
(8)	Other unconsolidated investments represent UDR’s investments in nine real estate technology and climate technology funds. During the quarter, a previously held note receivable, including accrued interest, totaling $42.8 million was fully settled through the receipt of shares in a real estate technology company. In connection with this transaction, we also purchased an additional $15.2 million of the company’s shares. UDR’s investment is recorded in Other Assets on the Consolidated Balance Sheet.
(9)	Investment commitment represents maximum equity contractually required to be funded, and therefore excludes realized/unrealized gain/(loss). Investment funded represents cash funded towards the investment commitment. Investment balance includes amounts funded plus undistributed realized/unrealized gain/(loss), less $31.0 million of cash and stock distributed prior to the period end.
(10)	Income/(loss) from investments is deducted/added back to FFOA.

Attachment 11

Acquisitions, Dispositions, and Debt and Preferred Equity Program Summary

June 30, 2025

(Dollars in Thousands)

(Unaudited) (1)

Dispositions - Wholly-Owned				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home

Jan-25	One William (3)	Englewood, NJ	100%	0%	$84,000	$-	185	$454
Jan-25	Leonard Pointe (4)	Brooklyn, NY	100%	0%	127,500	-	188	678

					$211,500	$-	373	$567

Acquisitions - Wholly-Owned

May-25	Broadridge (5)	Philadelphia, PA	N/A	100%	$182,500	$-	478	$382

					$182,500	$-	478	$382

Investments - Debt and Preferred Equity Program				Post
			Prior	Transaction	UDR	Contractual
			Ownership	Ownership	Investment	Return
Date of Investment	Investment Classification	Market	Interest	Interest	Commitment	Rate

Apr-25	Stabilized Community	San Francisco, CA	N/A	N/A	$13,000	12.0%
					$13,000	12.0%

Redemptions - Debt and Preferred Equity Program
			UDR	Proceeds	Proceeds	Contractual
			Investment	Received at	Received	Return
Date of Redemption	Investment Classification	Market	Commitment	Redemption	Life to Date	Rate

Jun-25	Stabilized Community	New York, NY	$40,000	$54,760	$72,257	11.0%
			$40,000	$54,760	$72,257	11.0%

(1)	See Attachment 14 for definitions and other terms.
(2)	Price represents 100% of the asset. Debt represents 100% of the asset's indebtedness, and excludes deferred financing costs.
(3)	UDR recorded a gain on sale of approximately $24.4 million during the six months ended June 30, 2025, which is included in gain/(loss) on sale of real estate owned.
(4)	UDR recorded a gain on sale of approximately $23.5 million during the six months ended June 30, 2025, which is included in gain/(loss) on sale of real estate owned.
(5)	See Attachment 10, footnote 5 for further details.

Attachment 12

Capital Expenditure and Repair and Maintenance Summary

June 30, 2025

(In thousands, except Cost per Home)

(Unaudited) (1)

	Three Months		Six Months
	Ended	Cost	Ended	Cost
Capital Expenditures for Consolidated Homes (2)	June 30, 2025	per Home	June 30, 2025	per Home

Average number of homes (3)	55,325		55,324

Total Recurring Cap Ex	$27,757	$502	$45,040	$814

NOI Enhancing Cap Ex	21,148	382	35,203	636

Total Recurring and NOI Enhancing Cap Ex	$48,905	$884	$80,243	$1,450

	Three Months		Six Months
	Ended	Cost	Ended	Cost
Repair and Maintenance for Consolidated Homes (Expensed)	June 30, 2025	per Home	June 30, 2025	per Home

Average number of homes (3)	55,325		55,324

Total Repair and Maintenance	$26,254	$475	$51,258	$927

(1)	See Attachment 14 for definitions and other terms.
(2)	Excludes redevelopment capital and initial capital expenditures on acquisitions.
(3)	Average number of homes is calculated based on the number of homes owned at the end of each month.

Attachment 13

3Q 2025 and Full-Year 2025 Guidance

June 30, 2025

(Unaudited) (1)

				Full-Year 2025 Guidance
				Change from
Net Income, FFO and FFO as Adjusted per Share and Unit Guidance	3Q 2025	Full-Year 2025	Prior Guidance	Prior Midpoint

Income/(loss) per weighted average common share, diluted	$0.11 to $0.13	$0.53 to $0.59	$0.56 to $0.66	($0.05)
FFO per common share and unit, diluted	$0.61 to $0.63	$2.42 to $2.48	$2.45 to $2.55	($0.05)
FFO as Adjusted per common share and unit, diluted	$0.62 to $0.64	$2.49 to $2.55	$2.45 to $2.55	$0.02
Weighted average number of common shares, OP/DownREIT Units, and common stock equivalents outstanding, diluted (in millions)	357.6	358.0	358.0	-
Annualized dividend per share and unit		$1.72	$1.72	-

				Change from
Same-Store Guidance (Straight-line basis)		Full-Year 2025	Prior Guidance	Prior Midpoint

Revenue growth / (decline)		1.75% to 3.25%	1.25% to 3.25%	0.25%
Expense growth		2.50% to 3.50%	2.75% to 4.25%	(0.50%)
NOI growth / (decline)		1.50% to 3.00%	0.50% to 3.00%	0.50%

				Change from
Investment Guidance ($ in millions)		Full-Year 2025	Prior Guidance	Prior Midpoint

Dispositions - Consolidated and Joint Venture (at share)		$215 to $415	$215 to $415	-
Acquisitions - Consolidated and Joint Venture (at share)		$0 to $200	$0 to $200	-
Capital Expenditures - Recurring, NOI Enhancing, and Redevelopment		$220 to $260	$220 to $260	-

				Change from
Corporate Expense Guidance ($ in millions)		Full-Year 2025	Prior Guidance	Prior Midpoint

Consolidated interest expense, net of capitalized interest and adjustments for FFO as Adjusted		$190 to $195	$185 to $195	$2.5
General and administrative		$72 to $80	$70 to $80	$1

(1)	See Attachment 14 for definitions and other terms.

Attachment 14(A)

Definitions and Reconciliations

June 30, 2025

(Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders: The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO enables investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on Attachment 2.

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items as Consolidated Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Interest Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Interest Coverage Ratio - adjusted for non-recurring items as Consolidated EBITDAre – adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Consolidated Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Interest Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items: The Company defines Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by annualized Consolidated EBITDAre - adjusted for non-recurring items. Consolidated EBITDAre - adjusted for non-recurring items is defined as EBITDAre excluding the impact of income/(loss) from unconsolidated entities, adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures and other non-recurring items including, but not limited to casualty-related charges/(recoveries), net of wholly owned communities.

Management considers Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and Consolidated EBITDAre - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Contractual Return Rate: The Company defines Contractual Return Rate as the rate of return or interest rate that the Company is entitled to receive on a preferred equity investment or loan, as specified in the applicable agreement.

Controllable Expenses: The Company refers to property operating and maintenance expenses as Controllable Expenses.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre): The Company defines EBITDAre as net income/(loss) (computed in accordance with GAAP), plus interest expense, including costs associated with debt extinguishment, plus real estate depreciation and amortization, plus other depreciation and amortization, plus (minus) income tax provision/(benefit), (minus) plus net gain/(loss) on the sale of depreciable real estate owned, plus impairment write-downs of depreciable real estate, plus the adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre was approved by the Board of Governors of Nareit in September 2017.

Management considers EBITDAre a useful metric for investors as it provides an additional indicator of the Company’s ability to incur and service debt, and enables investors to assess our performance against that of its peer REITs. EBITDAre should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company’s activities in accordance with GAAP. EBITDAre does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation between net income/(loss) and EBITDAre is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Effective Blended Lease Rate Growth: The Company defines Effective Blended Lease Rate Growth as the combined proportional growth as a result of Effective New Lease Rate Growth and Effective Renewal Lease Rate Growth. Management considers Effective Blended Lease Rate Growth a useful metric for investors as it assesses combined proportional market-level, new and in-place demand trends.

Effective New Lease Rate Growth: The Company defines Effective New Lease Rate Growth as the increase/(decrease) in gross potential rent realized less concessions on a straight-line basis for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter. Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth: The Company defines Effective Renewal Lease Rate Growth as the increase/(decrease) in gross potential rent realized less concessions on a straight-line basis for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter. Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion: The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Attachment 14(B)

Definitions and Reconciliations

June 30, 2025

(Unaudited)

Funds from Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders: The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of other non-comparable items including, but not limited to, acquisition-related costs, prepayment costs/benefits associated with early debt retirement, impairment write-downs or gains and losses on sales of real estate or other assets incidental to the main business of the Company and income taxes directly associated with those gains and losses, casualty-related expenses and recoveries, severance costs, software transition related costs and legal and other costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on Attachment 2.

Funds from Operations ("FFO") attributable to common stockholders and unitholders: The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate related to the main business of the Company or of investments in non-consolidated investees that are directly attributable to decreases in the fair value of depreciable real estate held by the investee, gains and losses from sales of depreciable real estate related to the main business of the Company and income taxes directly associated with those gains and losses, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, and the Company’s share of unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002 and restated in November 2018. In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP Units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on Attachment 2.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Joint Venture Reconciliation at UDR's weighted average ownership interest:

In thousands	2Q 2025	YTD 2025
Income/(loss) from unconsolidated entities	$3,629	$9,443
Management fee	880	1,743
Interest expense	4,588	9,130
Depreciation	11,970	23,905
General and administrative	131	256
Preferred Equity Program (excludes loans)	(5,849)	(12,070)
Other (income)/expense	126	123
Realized and unrealized (gain)/loss on real estate technology investments, net of tax	158	(1,511)
Total Joint Venture NOI at UDR's Ownership Interest	$15,633	$31,019

Net Operating Income (“NOI”): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense, which is calculated as 3.25% of property revenue, and land rent. Property management expense covers costs directly related to consolidated property operations, inclusive of corporate management, regional supervision, accounting and other costs.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income/(loss) attributable to UDR, Inc. to NOI is provided below.

In thousands	2Q 2025	1Q 2025	4Q 2024	3Q 2024	2Q 2024
Net income/(loss) attributable to UDR, Inc.	$37,673	$76,720	$(5,044)	$22,597	$28,883
Property management	13,747	13,645	13,665	13,588	13,433
Other operating expenses	7,753	8,059	9,613	6,382	7,593
Real estate depreciation and amortization	163,191	161,394	165,446	170,276	170,488
Interest expense	48,665	47,701	49,625	50,214	47,811
Casualty-related charges/(recoveries), net	3,382	3,297	6,430	1,473	998
General and administrative	19,929	19,495	25,469	20,890	20,136
Tax provision/(benefit), net	258	158	312	(156)	386
(Income)/loss from unconsolidated entities	(3,629)	(5,814)	(8,984)	1,880	(4,046)
Interest income and other (income)/expense, net	(8,134)	(1,921)	30,858	(6,159)	(6,498)
Joint venture management and other fees	(2,398)	(2,112)	(2,288)	(2,072)	(1,992)
Other depreciation and amortization	7,387	7,067	6,381	4,029	4,679
(Gain)/loss on sale of real estate owned	-	(47,939)	-	-	-
Net income/(loss) attributable to noncontrolling interests	2,556	5,351	(479)	1,480	2,130
Total consolidated NOI	$290,380	$285,101	$291,004	$284,422	$284,001

Attachment 14(C)

Definitions and Reconciliations

June 30, 2025

(Unaudited)

NOI Enhancing Capital Expenditures ("Cap Ex"): The Company defines NOI Enhancing Capital Expenditures as expenditures that result in increased income generation or decreased expense growth over time.

Management considers NOI Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues or to decrease expenses.

Non-Mature Communities: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Other Markets: The Company defines Other Markets as the accumulation of individual markets where it operates less than 1,000 Same-Store homes.  Management considers Other Markets a useful metric as the operating results for the individual markets are not representative of the fundamentals for those markets as a whole.

Physical Occupancy: The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store Communities: The Company defines QTD Same-Store Communities as those communities Stabilized for five full consecutive quarters. These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress. Based upon the level of material impact the redevelopment has on the community (operations, occupancy levels, and future rental rates), the community may or may not maintain Stabilization. As such, for each redevelopment, the Company assesses whether the community remains in Same-Store.

Sold Communities: The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization/Stabilized: The Company defines Stabilization/Stabilized as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

Total Revenue per Occupied Home: The Company defines Total Revenue per Occupied Home as rental and other revenues with concessions reported on a straight-line basis, divided by the product of occupancy and the number of apartment homes.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS: The Company’s taxable REIT subsidiaries (“TRS”) focus on making investments and providing services that are otherwise not allowed to be made or provided by a REIT.

YTD Same-Store Communities: The Company defines YTD Same-Store Communities as those communities Stabilized for two full consecutive calendar years. These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Attachment 14(D)

Definitions and Reconciliations

June 30, 2025

(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP Net income/(loss) per share for full-year 2025 and third quarter of 2025 to forecasted FFO and FFO as Adjusted per share and unit:

	Full-Year 2025
	Low	High

Forecasted net income per diluted share	$0.53	$0.59
Conversion from GAAP share count	(0.02)	(0.02)
Net gain on the sale of depreciable real estate owned	(0.13)	(0.13)
Depreciation	2.00	2.00
Noncontrolling interests	0.03	0.03
Preferred dividends	0.01	0.01
Forecasted FFO per diluted share and unit	$2.42	$2.48
Legal and other costs	0.02	0.02
Software transition related costs	0.03	0.03
Casualty-related charges/(recoveries)	0.02	0.02
Realized/unrealized (gain)/loss on real estate technology investments	-	-
Forecasted FFO as Adjusted per diluted share and unit	$2.49	$2.55

	3Q 2025
	Low	High

Forecasted net income per diluted share	$0.11	$0.13
Conversion from GAAP share count	(0.01)	(0.01)
Depreciation	0.50	0.50
Noncontrolling interests	0.01	0.01
Preferred dividends	-	-
Forecasted FFO per diluted share and unit	$0.61	$0.63
Legal and other costs	-	-
Software transition related costs	0.01	0.01
Casualty-related charges/(recoveries)	-	-
Realized/unrealized (gain)/loss on real estate technology investments	-	-
Forecasted FFO as Adjusted per diluted share and unit	$0.62	$0.64

Forward-Looking Statements

June 30, 2025

(Unaudited)

Forward-Looking Statements

Certain statements made in this supplement may constitute “forward-looking statements.” Words such as “expects,” “intends,” “believes,” “anticipates,” “plans,” “likely,” “will,” “seeks,” “estimates” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, general market and economic conditions, unfavorable changes in the apartment market and economic conditions that could adversely affect occupancy levels and rental rates, the impact of inflation/deflation on rental rates and property operating expenses, the availability of capital and the stability of the capital markets, the impact of tariffs, geopolitical tensions and changes in immigration, elevated interest rates, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule or at expected rent and occupancy levels, changes in job growth, home affordability and demand/supply ratio for multifamily housing, development and construction risks that may impact profitability, risks that joint ventures with third parties and Debt and Preferred Equity Program investments do not perform as expected, the failure of automation or technology to help grow net operating income, and other risk factors discussed in documents filed by the Company with the SEC from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this supplement, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws.